Exhibit 99.2

NYRT
NEW YORK REIT

Q4 2015 SUPPLEMENTAL INFORMATION

Subway

Financial Period ended December 31, 2015 (unaudited)

New York REIT, Inc.

Table of Contents

	Page		Page
Financial Information:		Portfolio Metrics:
Company Overview	1	Square Footage Summary	17
Key Financial Metrics	2	Major Tenant Summary	18
Consolidated Balance Sheets	3	Tenant Industry Concentration	19
Consolidated Statements of Operations	4	Lease Expirations — Next Five Years	20
Unconsolidated Joint Venture — Summary Balance Sheets and Income Statements	5	Lease Expirations — Quarterly through 2016	21
Reconciliation of Net Loss to FFO, Core FFO and AFFO	6	Leasing Activity	22
Reconciliation of Net Loss to Adjusted EBITDA, NOI and Cash NOI	7	Tenant Improvements, Leasing Commissions and Capital Expenditures	23
Supplemental Cash NOI Information	8	Property Table	24
Same Store Statistics — Sequential Quarters	9	Selected Viceroy Hotel Metrics	26
Same Store Statistics — Year over Year	10	Definitions	27
Dividends and Payout Ratios	11	Management / Board of Directors	30
Debt Analysis	12
Mortgage Debt Summary	13
Leverage Metrics	14
Credit Facility and Liquidity Analysis	15
Debt Maturities	16

Forward-looking Statements:

This supplemental package includes “forward looking statements”. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the factors included in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, including those set forth under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” and (ii) in future periodic reports filed by the Company under the Securities Exchange Act of 1934, as amended. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2015, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

(i)

New York REIT, Inc.

Company Overview
OVERVIEW

New York REIT, Inc. (NYSE: NYRT) (the “Company”) is a publicly traded real estate investment trust focused on acquiring and operating commercial real estate in New York City. The Company seeks to provide its shareholders with both stable dividend income and appreciation potential. The Company’s focused strategy enhances its effectiveness and provides investors with a pure play investment opportunity in New York City, one of the world's most dynamic real estate markets.

SNAPSHOT (December 31, 2015)

New York City Focus(1)	100%	Enterprise Value(3)	$3.2 billion
Manhattan Focus(1)	97%	Combined Debt/Enterprise Value(4)	40%
Square Feet(2)	3.4 million	Monthly Dividend per Share	$0.038
Number of Buildings	22	Annualized Dividend per Share	$0.46
Q4 2015 Ending Occupancy(5)	95.2%	Dividend Yield(6)	4.0%
Weighted Average Remaining Lease Term	9.6 years	Fully Diluted Shares and Units Outstanding	167.9 million
Company Website	www.nyrt.com
______________

(1)	Based on square footage.

(2)	Includes pro rata share of unconsolidated joint venture.

(3)	Based on the December 31, 2015 closing price of $11.50 per share and December 31, 2015 fully diluted share count and combined debt balances.

(4)	Based on combined debt, which includes pro rata share of unconsolidated debt, as a percentage of enterprise value.

(5)	Inclusive of leases signed but not yet commenced.

(6)	Based on the December 31, 2015 closing price of $11.50 per share.

New York REIT, Inc.

Key Financial Metrics - As of and for the quarter ended December 31, 2015
(dollar amounts in thousands, except per share information)

	Q4 2015		Q4 2015
OPERATING RESULTS		COMMON SHARE PRICE AND DIVIDENDS
Revenues	$44,387	At the end of the period	$11.50
NOI	$36,265	High during period	11.90
Cash NOI	$32,045	Low during period	10.28
Adjusted Cash NOI(1)	$33,381	Annualized dividend per share	0.46
Adjusted EBITDA	$23,589	Annualized dividend yield(3)	4.0%

Monthly dividends paid per share	$0.038	LEVERAGE INFORMATION
		Combined basis(4)
Core FFO	$7,600	Total debt	$1,301,311
Core FFO per diluted share	$0.05	Cash	(98,604)
		Net debt	1,202,707
AFFO	$13,380	Debt/enterprise value	40%
AFFO per diluted share	$0.08	Interest coverage ratio on combined debt	2.0 X
		Fixed charge coverage ratio on combined debt	2.0 X
MARKET CAPITALIZATION		Weighted average interest rate	3.5%
Share price(2)	$11.50	Weighted average remaining debt term (years)	4.1
Fully diluted common shares and units outstanding	167,929,123	Weighted average remaining debt term - including extensions (years)	4.4
Total equity market capitalization	$1,931,185
Consolidated debt	$873,436	LIQUIDITY
Proportionate share of unconsolidated joint venture mortgage debt	$427,875	Cash	$98,604
Enterprise value	$3,232,496	Credit Facility availability(5)	$63,008
______________

(1)	Adjusted for free rent.

(2)	Closing price on December 31, 2015.

(3)	Based on the December 31, 2015 closing price of $11.50 per share.

(4)	Combined metrics include pro rata share of unconsolidated joint venture debt.

(5)	Availability of borrowings is based on a pool of eligible unencumbered real estate assets. Total maximum undrawn commitments as of December 31, 2015 was $220.0 million.

NOTE: A reconciliation of Net Income (Loss) to FFO, Core FFO, AFFO, Adjusted EBITDA, NOI, Cash NOI and Adjusted Cash NOI, which are non-GAAP measures, appears on pages 6 and 7 of this supplemental information package.

New York REIT, Inc.

Consolidated Balance Sheets
(in thousands)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
ASSETS
Real estate investments, at cost
Land	$477,171	$487,808	$494,065	$494,065	$494,065
Buildings, fixtures and improvements	1,208,138	1,231,204	1,247,070	1,243,412	1,235,918
Acquired intangible assets	137,594	156,609	156,657	158,383	158,383
Total real estate investments, at cost	1,822,903	1,875,621	1,897,792	1,895,860	1,888,366
Less: accumulated depreciation and amortization	(172,668)	(183,775)	(166,680)	(146,445)	(124,178)
Total real estate investments, net	1,650,235	1,691,846	1,731,112	1,749,415	1,764,188
Cash and cash equivalents	98,604	20,423	27,486	49,360	22,512
Funds Held in Escrow(1)	—	48,768	—	—	—
Investment in unconsolidated joint venture	215,370	223,229	226,306	225,736	225,501
Preferred equity investment	—	—	—	—	35,100
Real estate assets held for sale	29,268	27,482	—	—	—
Other assets	78,278	84,271	76,745	68,312	73,534
Total assets	$2,071,755	$2,096,019	$2,061,649	$2,092,823	$2,120,835
LIABILITIES AND EQUITY
Mortgage notes payable	$388,436	$388,537	$171,998	$172,121	$172,242
Credit facility	485,000	485,000	635,000	635,000	635,000
Market lease intangibles, net	73,083	75,385	77,921	80,456	84,220
Other liabilities(2)	31,701	32,633	33,689	35,834	32,420
Derivatives, at fair value	1,266	2,320	1,751	2,175	1,276
Total liabilities	979,486	983,875	920,359	925,586	925,158

Common stock	1,626	1,626	1,626	1,625	1,622
Additional paid-in capital	1,403,624	1,402,990	1,402,791	1,401,635	1,401,619
Accumulated other comprehensive loss	(1,237)	(2,301)	(1,570)	(1,805)	(816)
Accumulated deficit(2)	(369,273)	(341,110)	(309,669)	(282,323)	(255,478)
Total stockholders' equity	1,034,740	1,061,205	1,093,178	1,119,132	1,146,947
Non-controlling interests	57,529	50,939	48,112	48,105	48,730
Total equity	1,092,269	1,112,144	1,141,290	1,167,237	1,195,677
Total liabilities and equity	$2,071,755	$2,096,019	$2,061,649	$2,092,823	$2,120,835
_____________________

(1)	Funds held in escrow were received on October 1, 2015, related to amounts due as a result of financing transactions which closed on September 30, 2015.

(2)	Certain prior quarter amounts have been revised to correct immaterial errors identified in Q4 2015.

New York REIT, Inc.

Consolidated Statements of Operations
(in thousands, except for share and per share information)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
Revenues
Rental income	$31,000	$32,510	$32,130	$33,478	$33,700
Hotel revenue	7,499	7,054	7,363	4,209	7,244
Operating expense reimbursements and other revenue	5,888	5,044	4,184	4,162	4,568
Total revenues	44,387	44,608	43,677	41,849	45,512
Operating expenses
Property operating	11,488	11,197	10,098	10,969	10,750
Hotel operating	6,676	6,525	6,495	5,670	6,554
Operating fees incurred from the Advisor	3,099	3,121	3,101	3,144	3,143
Acquisition and transaction related	700	2,850	96	125	1
Change in value of listing promote(1)	—	—	—	—	20,079
General and administrative	2,946	2,438	3,014	3,702	1,676
Equity-based compensation(2)	8,727	4,081	2,189	248	3,203
Depreciation and amortization	18,398	20,484	22,154	21,680	21,907
Total operating expenses	52,034	50,696	47,147	45,538	67,313
Operating loss	(7,647)	(6,088)	(3,470)	(3,689)	(21,801)
Other income (expense)
Interest expense(3)	(9,271)	(7,495)	(6,347)	(6,249)	(6,561)
Income (loss) from unconsolidated joint venture	661	473	570	235	(378)
Income from preferred equity investment, investment securities and interest	24	141	8	930	836
Gain on sale of real estate investment, net	7,523	—	—	—	—
Loss on derivative instruments	(34)	(540)	—	(4)	—
Total other expense(3)	(1,097)	(7,421)	(5,769)	(5,088)	(6,103)
Net loss(3)	(8,744)	(13,509)	(9,239)	(8,777)	(27,904)
Net loss attributable to non-controlling interests(4)	236	434	257	261	574
Net loss attributable to stockholders(3)	$(8,508)	$(13,075)	$(8,982)	$(8,516)	$(27,330)
Basic weighted average shares(3)	162,208,672	162,203,065	162,156,470	162,092,424	162,019,399
Adjustments to fully diluted shares(3)(5)(6)	5,720,451	5,712,992	5,745,381	5,253,186	3,721,376
Fully diluted weighted average shares(3)	167,929,123	167,916,057	167,901,851	167,345,610	165,740,775

Net loss per basic and diluted share attributable to stockholders(3)(6)	$(0.05)	$(0.08)	$(0.06)	$(0.05)	$(0.17)
______________

(1)	The final value of the listing promote was determined in the fourth quarter of 2014. This non-cash expense was settled in OP units.

(2)	Amounts represent the portion of non-cash expense related to the outperformance plan which vests over five years and other non-cash equity-based compensation.

(3)	Certain prior quarter amounts have been revised to correct immaterial errors identified in Q4 2015.

(4)	Includes amounts allocated to minority interest holders of 163 Washington Street (which was sold on October 21, 2015), OP unitholders and participating LTIP unitholders.

(5)	Includes LTIP units at their participation rate beginning in Q4 2014.

(6)	Adjustments to fully diluted shares are excluded from the calculation of diluted loss per share attributable to stockholders if their effect would have been antidilutive.

New York REIT, Inc.

Unconsolidated Joint Venture — Summary Balance Sheets and Income Statements
(in thousands)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
Unconsolidated Joint Venture Condensed Balance Sheet
Real estate assets, at cost	$714,642	$714,875	$713,339	$704,257	$704,143
Less accumulated depreciation and amortization	(117,092)	(112,046)	(107,075)	(102,127)	(97,181)
Total real estate assets, net	597,550	602,829	606,264	602,130	606,962
Cash and cash equivalents	9,036	11,951	11,918	7,901	3,784
Other assets	259,894	258,529	257,087	253,797	252,000
Total assets	$866,480	$873,309	$875,269	$863,828	$862,746

Debt	$875,000	$875,000	$875,000	$875,000	$875,000
Other liabilities	15,515	17,240	18,807	10,765	12,442
Total liabilities	890,515	892,240	893,807	885,765	887,442
Deficit	(24,035)	(18,931)	(18,538)	(21,937)	(24,696)
Total liabilities and deficit	$866,480	$873,309	$875,269	$863,828	$862,746

Company's basis	$215,370	$223,229	$226,306	$225,736	$225,501

Unconsolidated Joint Venture Condensed Statement of Operations
Revenue:
Rental income	$31,326	$30,771	$30,751	$30,514	$29,237
Other revenue	1,246	1,245	1,232	1,217	1,246
Total revenue	32,572	32,016	31,983	31,731	30,483
Operating expenses:
Operating expense	12,036	11,812	11,727	12,241	12,212
Depreciation and amortization	7,018	6,945	6,864	6,850	7,946
Total operating expenses	19,054	18,757	18,591	19,091	20,158
Operating income	13,518	13,259	13,392	12,640	10,325
Interest expense	(10,101)	(10,102)	(9,992)	(9,882)	(10,101)
Net income	3,417	3,157	3,400	2,758	224
Preferred return	(4,055)	(3,936)	(3,894)	(3,851)	(3,936)
Net loss to members	$(638)	$(779)	$(494)	$(1,093)	$(3,712)

Company's preferred return	$4,055	$3,936	$3,894	$3,851	$3,936
Company's share of net loss	(313)	(381)	(242)	(534)	(1,816)
Amortization of difference in basis	(3,081)	(3,082)	(3,082)	(3,082)	(2,498)
Company's income (loss) from Worldwide Plaza	$661	$473	$570	$235	$(378)

Supplemental information:
Straight-line rent included in rental income above	$1,809	$2,021	$1,581	$1,460	$1,628

New York REIT, Inc.

Reconciliation of Net Loss to FFO and AFFO
(in thousands, except share and per share information)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
Net loss(1)	$(8,744)	$(13,509)	$(9,239)	$(8,777)	$(27,904)
Gain on sale of real estate investment, net	(7,523)	—	—	—	—
Depreciation and amortization, net of adjustments related to joint venture(2)	18,398	20,477	22,140	21,671	21,899
Depreciation and amortization related to unconsolidated joint venture(3)	6,512	6,478	6,443	6,431	6,384
Funds from operations (FFO)	8,643	13,446	19,344	19,325	379
Acquisition and transaction related expenses(4)	700	2,850	96	125	1
Change in value of listing promote	—	—	—	—	20,079
Gain on sale of investment securities	(7)	(54)	—	(48)	—
Non-core revenue and other income	(1,795)	—	—	(158)	(702)
Non-core general and administrative expense(5)	—	—	1,500	500	—
Non-core write-off of below market lease(2)	—	—	—	(947)	—
Non-core straight-line rent bad debt expense	19	—	8	529	—
Non-core deferred financing cost expense(6)	40	1,060	—	—	492
Non-core derivative losses	—	423	—	—	—
Non-core non-cash compensation expense	—	—	—	—	1,160
Core FFO	7,600	17,725	20,948	19,326	21,409
Non-cash compensation expense(7)	8,727	4,081	2,189	248	2,042
Non-cash portion of interest expense	2,457	1,179	1,162	1,138	1,159
Seller free rent credit	—	197	872	3,679	3,679
Amortization of market lease intangibles	(1,610)	(1,843)	(1,842)	(2,124)	(2,724)
Mark-to-market adjustments	34	117	—	4	—
Straight-line rent	(2,431)	(2,525)	(2,856)	(5,870)	(7,616)
Straight-line ground rent	686	719	787	987	1,087
Tenant improvements - second generation	(43)	—	—	—	(102)
Leasing commissions - second generation	(194)	(12)	(3)	(3)	(110)
Building improvements - second generation	(962)	(201)	(51)	(9)	—
Proportionate share of straight-line rent related to unconsolidated joint venture	(884)	(988)	(773)	(714)	(796)
Adjusted funds from operations (AFFO)	$13,380	$18,449	$20,433	$16,662	$18,028

Fully diluted shares(1)	167,929,123	167,916,057	167,901,851	167,345,610	165,740,775
FFO per diluted share(1)	$0.05	$0.08	$0.12	$0.12	$—
Core FFO per diluted share(1)	$0.05	$0.11	$0.12	$0.12	$0.13
AFFO per diluted share(1)	$0.08	$0.11	$0.12	$0.10	$0.11
______________________

(1)	Certain prior quarter amounts have been revised to correct immaterial errors identified in Q4 2015.

(2)
During the fourth quarter of 2015, we reclassified the write-off of a terminated below-market lease from depreciation and amortization expense to revenue, which impacted the first quarter of 2015. Depreciation and amortization for the quarter ended March 31, 2015 has been revised to reflect this reclassification. The impact of the below-market lease write-off was deeemed to be non-core to our business and is now being included in the reconciliation to Core FFO.

(3)	Proportionate share of depreciation and amortization related to unconsolidated joint venture and amortization of difference in basis.

(4)	Acquisition and transaction-related expenses in the third quarter 2015 primarily represent costs associated with third quarter 2015 mortgage payoffs and Credit Facility amendment.

(5)	Estimated portion of audit fee that is non-core.

(6)	Represents deferred financing costs that were written off as a result of paying off mortgages in advance of their scheduled maturity dates as well as amendments to the Credit Facility.

(7)
During the second quarter of 2015, the Company excluded equity-based compensation from its calculation of Core FFO for the first time. During the third quarter of 2015, the Company reverted to its previous practice of excluding the impact of non-cash compensation expense from the reconciliation to Core FFO to the reconciliation to AFFO.

We have calculated our FFO, Core FFO and AFFO based on our Net Loss, which is before adjusting for the Net Loss attributable to our non-controlling interests, and all adjustments are made based on our gross adjustments, without excluding the portion of the adjustments attributable to our non-controlling interests, other than adjustments related to the unconsolidated joint venture.

New York REIT, Inc.

Reconciliation of Net Loss to Adjusted EBITDA, NOI and Cash NOI
(in thousands)

	Q4 2015	Q3 2015	Q2 2015		Q1 2015	Q4 2014
Combined:
Net loss(1)	$(8,744)	$(13,509)	$(9,239)		$(8,777)	$(27,904)
Gain on sale of real estate investment, net	(7,523)	—	—	—	—	—
Acquisition and transaction related expenses(2)	700	2,850	96		125	1
Depreciation and amortization	18,398	20,484	22,154		21,680	21,907
Interest expense(1)	9,271	7,495	6,347		6,249	6,561
Loss on derivative instruments	34	540	—		4	—
Change in value of listing promote	—	—	—		—	20,079
Adjustments related to unconsolidated joint venture(3)	11,453	11,418	11,324		11,264	11,323
Adjusted EBITDA	23,589	29,278	30,682		30,545	31,967
General and administrative	2,946	2,438	3,014		3,702	1,676
Equity-based compensation	8,727	4,081	2,189		248	3,203
Asset management fee to the Advisor	3,099	3,121	3,101		3,144	3,143
Income from preferred equity investment, investment securities and interest	(24)	(141)	(8)		(930)	(836)
Preferred return on unconsolidated joint venture	(4,055)	(3,936)	(3,894)		(3,851)	(3,936)
Proportionate share of other adjustments related to unconsolidated joint venture	1,983	1,924	1,905		1,883	1,925
NOI	36,265	36,765	36,989		34,741	37,142
Amortization of above/below market lease assets and liabilities	(1,610)	(1,843)	(1,842)		(3,071)	(2,724)
Straight-line rent	(2,412)	(2,525)	(2,848)		(5,341)	(7,616)
Straight-line ground rent	686	719	787		987	1,087
Proportionate share of straight-line rent related to unconsolidated joint venture	(884)	(988)	(773)		(714)	(796)
Cash NOI	$32,045	$32,128	$32,313		$26,602	$27,093
______________

(1)	Certain prior quarter amounts have been revised to correct immaterial errors identified in Q4 2015.

(2)	Acquisition and transaction-related expenses in the third quarter 2015 primarily represent costs associated with third quarter 2015 mortgage payoffs and Credit Facility amendment.

(3)	Proportionate share of adjustments related to unconsolidated joint venture and amortization of difference in basis.

Consolidated adjusted EBITDA for the fourth quarter 2015 was $11,475, reflecting net loss of $8,744 increased by depreciation and amortization of $18,398, interest expense of $9,271, acquisition and transaction related costs of $700 and loss on derivative instruments of $34. Consolidated adjusted EBITDA was decreased by the gain on sale of real estate investment, net of $7,523 and the Company's share of income in its joint venture of $661.

We have calculated our Adjusted EBITDA, NOI, Cash NOI and Adjusted Cash NOI based on our Net Loss, which is before adjusting for the Net Loss attributable to our non-controlling interests, and all adjustments are made based on our gross adjustments, without excluding the portion of the adjustments attributable to our non-controlling interests, other than adjustments related to the unconsolidated joint venture.

New York REIT, Inc.

Supplemental Cash NOI Information
(in thousands)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
Supplemental information:
Cash NOI - Office(1)	$27,893	$27,837	$27,578	$24,074	$22,206
Cash NOI - Stand-alone retail	2,627	2,700	2,727	2,660	2,785
Cash NOI - Hotel	1,397	1,135	1,543	(586)	1,665
Cash NOI - Other(2)	128	456	465	454	437
Cash NOI	$32,045	$32,128	$32,313	$26,602	$27,093
Cash NOI - Excluding Hotel	$30,648	$30,993	$30,770	$27,188	$25,428
Free rent	1,336	1,808	1,880	4,498	6,269
Adjusted Cash NOI	$33,381	$33,936	$34,193	$31,100	$33,362
Adjusted Cash NOI - Excluding Hotel	$31,984	$32,801	$32,650	$31,686	$31,697

Annualized Cash NOI(3)	$128,180	$128,512	$129,252	$106,408	$108,372
Annualized Cash NOI - Excluding Hotel(3)	$122,592	$123,972	$123,080	$108,752	$101,712

Annualized Adjusted Cash NOI(3)	$133,524	$135,744	$136,772	$124,400	$133,448
Annualized Adjusted Cash NOI - Excluding Hotel(3)	$127,936	$131,204	$130,600	$126,744	$126,788
______________

(1)	Includes retail suites associated with office properties and the Company's pro rata share of its unconsolidated joint venture.

(2)	Includes 163 Washington Street multi-family residential property, which was sold in October 2015, and parking garages.

(3)	Annualized metrics calculated by multiplying current quarter amounts by four.

We have calculated our Adjusted EBITDA, NOI, Cash NOI and Adjusted Cash NOI based on our Net Loss, which is before adjusting for the Net Loss attributable to our non-controlling interests, and all adjustments are made based on our gross adjustments, without excluding the portion of the adjustments attributable to our non-controlling interests, other than adjustments related to the unconsolidated joint venture.

New York REIT, Inc.

Same Store Statistics — Sequential Quarters(1)
(dollar amounts in thousands)

	Q4 2015	Q3 2015	Change	% change
Total portfolio square footage / total buildings	3,374,238(2) / 22	3,414,710(2) / 23
Same store square footage / same store buildings	3,245,626(2) / 22	3,244,485(2) / 22
Same store occupancy at quarter end(3)	95.2%	97.3%

Total GAAP operating revenue	$52,710	$52,722	$(12)	—%
Less: Straight line rent adjustment	(3,314)	(3,512)
Less: Above/below market lease amortization	(1,498)	(1,731)
Total cash operating revenue	$47,898	$47,479	$419	0.9%

Total operating expenses	$17,285	$16,846	$439	2.6%

Same store NOI	$35,425	$35,876	$(451)	(1.3)%
Same store Cash NOI	$30,613	$30,633	$(20)	(0.1)%

Same store Cash NOI — Including Hotel	$32,010	$31,768	$242	0.8%
_______________

(1)	Same store portfolio excludes the Viceroy Hotel unless otherwise noted and consists of only those properties owned and operated for the entire current and prior periods presented.

(2)	Square footage may change due to reconfiguration of tenants' occupied space.

(3)	Inclusive of leases signed but not yet commenced.

Note: Amounts above include our pro rata share of investment in our unconsolidated joint venture.
Note: We have calculated our Adjusted EBITDA, NOI, Cash NOI and Adjusted Cash NOI based on our Net Loss, which is before adjusting for the Net Loss attributable to our non-controlling interests, and all adjustments are made based on our gross adjustments, without excluding the portion of the adjustments attributable to our non-controlling interests, other than adjustments related to the unconsolidated joint venture. A reconciliation of Net Loss to NOI and Cash NOI, non-GAAP measures, appears on page 7 of this supplemental information package.

New York REIT, Inc.

Same Store Statistics — Year Over Year(1)
(dollar amounts in thousands)

	Q4 2015	Q4 2014	Change	% change
Total portfolio square footage / total buildings	3,374,238(2) / 22	3,423,080(2) / 24
Same store square footage / same store buildings	3,245,626(2) / 22	3,245,324(2) / 22
Same store occupancy at quarter end(3)	95.2%	94.5%

Total GAAP operating revenue	$52,710	$52,654	$56	0.1%
Less: Straight line rent adjustment	(3,314)	(8,411)
Less: Above/below market lease amortization	(1,498)	(2,610)
Total cash operating revenue	$47,898	$41,633	$6,265	15.0%

Total operating expenses	$17,285	$16,553	$732	4.4%

Same store NOI	$35,425	$36,101	$(676)	(1.9)%
Same store cash NOI	$30,613	$25,080	$5,533	22.1%

Same store Cash NOI — Including Hotel	$32,010	$26,745	$5,265	19.7%
_______________

(1)	Same store portfolio excludes the Viceroy Hotel unless otherwise noted and consists of only those properties owned and operated for the entire current and prior periods presented.

(2)	Square footage may change due to reconfiguration of tenants' occupied space.

(3)	Inclusive of leases signed but not yet commenced.

Note: Amounts above include our pro rata share of investment in our unconsolidated joint venture.
Note: We have calculated our Adjusted EBITDA, NOI, Cash NOI and Adjusted Cash NOI based on our Net Loss, which is before adjusting for the Net Loss attributable to our non-controlling interests, and all adjustments are made based on our gross adjustments, without excluding the portion of the adjustments attributable to our non-controlling interests, other than adjustments related to the unconsolidated joint venture. A reconciliation of Net Loss to NOI and Cash NOI, non-GAAP measures, appears on page 7 of this supplemental information package.

New York REIT, Inc.

Dividends and Payout Ratios
(dollar amounts in thousands, except per share information)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
Dividends paid in cash	$18,652	$18,653	$18,645	$18,634	$18,629
LTIP distributions paid	140	140	280	102	102
OP distributions paid	481	481	488	491	265
Restricted stock dividends paid	39	58	6	20	35
Total dividends and distributions paid	$19,312	$19,332	$19,419	$19,247	$19,031

Weighted average fully diluted shares(1)	167,929,123	167,916,057	167,901,851	167,345,610	165,740,775

Dividends per fully diluted share(1)	$0.1150	$0.1151	$0.1157	$0.1150	$0.1148

Core FFO per fully diluted share(1)	$0.05	$0.11	$0.12	$0.12	$0.13
AFFO per fully diluted share(1)	$0.08	$0.11	$0.12	$0.10	$0.11

Payout ratios
Quarterly dividend per share	$0.115	$0.115	$0.115	$0.115	$0.115
Core FFO payout ratio(1)	254%	109%	93%	100%	89%
AFFO payout ratio(1)	144%	105%	95%	116%	106%
______________

(1)	Certain prior quarter amounts have been revised to correct immaterial errors identified in Q4 2015.

New York REIT, Inc.

Debt Analysis
(dollar amounts in thousands)

	Q4 2015	Weighted Average Remaining Term (in Years)(1)	Weighted Average Rate	% of Total Debt
Consolidated mortgage debt	$388,436	3.5	3.8%	29.9%
Consolidated credit facility term debt - fixed rate	80,000	2.6	3.6%	6.1%
Consolidated credit facility term debt - floating rate	225,000	2.6	2.1%	17.3%
Consolidated credit facility revolving debt - floating rate	180,000	0.6	2.2%	13.8%
Total consolidated debt	873,436	2.6	3.0%	67.1%

Company's share of unconsolidated joint venture mortgage debt	427,875	7.2	4.6%	32.9%
Combined debt	$1,301,311	4.1	3.5%	100.0%

Fixed rate debt (including pro rata share of unconsolidated debt)	$591,311
Floating rate debt	$710,000

% fixed rate debt (including pro rata share of unconsolidated debt)	45%
% floating rate debt	55%

Average fixed rate (including pro rata share of unconsolidated debt)	4.3%
Average floating rate	2.9%
___________________________

(1)	Excludes extension options. The weighted-average remaining term of combined debt, including extension options, is 4.4 years.

New York REIT, Inc.

Mortgage Debt Summary
(dollar amounts in thousands)

As of December 31, 2015	Debt amount	Maturity	Effective interest rate
Consolidated mortgages:
256 West 38th Street	$24,500	12/26/2017	3.1%
Design Center	19,798	12/1/2021	4.4%
1100 Kings Highway	20,200	8/1/2017	3.4%
Duane Reade(1)	8,400	11/1/2016	3.6%
1623 Kings Highway(1)	7,288	11/1/2017	3.3%
Foot Locker	3,250	6/6/2016	4.6%
1440 Broadway	305,000	10/5/2019	3.9%
Consolidated mortgage debt	388,436		3.8%

Pro rata share of unconsolidated joint venture mortgage debt:
One Worldwide Plaza	427,875	3/6/2023	4.6%

Combined mortgage debt	$816,311		4.2%
___________________________

(1)	Property sold and mortgage repaid in February 2016.

Note: All but two of our properties not otherwise subject to mortgage loans collateralize the borrowing base of our Credit Facility and have mortgages recorded for that purpose.

New York REIT, Inc.

Leverage Metrics
(dollar amounts in thousands)

	Q4 2015
	Consolidated Basis		Combined Basis
Interest coverage ratio
Interest expense(1)	$9,271		$9,271
Non-cash interest expense	(2,457)		(2,457)
Non-core deferred financing cost expense	(40)		(40)
Interest expense related to unconsolidated joint venture	—		4,940
Total interest	$6,774		$11,714
Adjusted EBITDA	$11,475		$23,589
Interest coverage ratio	1.7	X	2.0	X

Fixed charge coverage ratio
Total interest	$6,774		$11,714
Secured debt principal amortization	(102)		(102)
Total fixed charges	$6,672		$11,612
Adjusted EBITDA	$11,475		$23,589
Fixed charge coverage ratio	1.7	X	2.0	X

Net debt to adjusted EBITDA ratio
Company's pro rata share of total debt	$873,436		$1,301,311
Less: cash and cash equivalents	(98,604)		(98,604)
Net debt	$774,832		$1,202,707
Adjusted EBITDA annualized(2)	$45,900		$94,356
Net debt to adjusted EBITDA ratio	16.9	X	12.7	X

Debt to enterprise value
Company's pro rata share of debt	$873,436		$1,301,311
Equity(3)	1,931,185		1,931,185
Enterprise value(3)	$2,804,621		$3,232,496
Debt as % of enterprise value	31.1%		40.3%

Unencumbered real estate assets/total real estate assets:
Unencumbered real estate assets(4)	$1,074,149
Total real estate assets	$2,401,667
Unencumbered real estate assets/total real estate assets	44.7%
__________________

(1)	Excludes the Company’s share of unconsolidated joint venture debt.

(2)	Adjusted EBITDA during Q4 2015 annualized (multiplied by 4).

(3)	Based on the December 31, 2015 closing price of $11.50 per share and December 31, 2015 debt balances and share count.

(4)
Properties not financed by mortgage. All but two of our properties not otherwise subject to mortgage loans collateralize the borrowing base of our Credit Facility and have mortgages recorded for that purpose.

New York REIT, Inc.

Credit Facility and Liquidity Analysis(1)
(dollar amounts in thousands)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
Credit facility availability:
Credit facility commitments	$705,000	$705,000	$705,000	$705,000	$705,000
Outstanding balance on credit facility	485,000	485,000	635,000	635,000	635,000
Undrawn credit facility commitments(2)	$220,000	$220,000	$70,000	$70,000	$70,000

Outstanding balance - term debt	$305,000	$305,000	$305,000	$305,000	$305,000
Outstanding balance - revolving debt	180,000	180,000	330,000	330,000	330,000
Total outstanding balance	$485,000	$485,000	$635,000	$635,000	$635,000

Liquidity:
Cash	$98,604	$20,423	$27,486	$49,360	$22,512
Credit Facility availability	63,008	65,314	20,198	18,063	6,027

		Actual - as of
	Required	December 31, 2015
Credit facility covenant ratios(1):
Consolidated leverage ratio	< 60%	52%
Fixed charge coverage ratio	> 1.5X	2.5 X
Tangible net worth	> $900,000	$1,207,408
Secured leverage ratio	< 60%	32.7%
Borrowing base advance rate	< 60%	38.5%
Debt service coverage ratio	> 1.3X	1.47 X
_______________

(1)
The Company’s credit facility covenant ratios are computed in accordance with the terms of the Company’s credit facility. The methodology for these computations may differ significantly from similarly titled ratios of other companies and throughout the Company’s supplemental.

New York REIT, Inc.

Debt Maturities
(dollar amounts in thousands)

	Total	2016	2017	2018	2019	2020	Thereafter
Consolidated mortgage debt	$388,436	$12,068	$55,533	$3,703	$308,869	$4,041	$4,222
Proportionate share of unconsolidated joint venture mortgage debt	427,875	—	—	—	4,860	6,837	416,178
Combined mortgage debt	816,311	12,068	55,533	3,703	313,729	10,878	420,400

Credit facility - revolving	180,000	180,000	—	—	—	—	—
Credit facility - term	305,000	—	—	305,000	—	—	—
Total credit facility	485,000	180,000	—	305,000	—	—	—
Total combined debt	$1,301,311	$192,068	$55,533	$308,703	$313,729	$10,878	$420,400
% Expiring	100.0%	14.8%	4.3%	23.7%	24.1%	0.8%	32.3%
% Expiring with extensions(1)	100.0%	0.9%	4.3%	37.6%	24.1%	0.8%	32.3%

Weighted average remaining term - excluding extensions (years)	4.1
Weighted average remaining term - including extensions (years)	4.4
Weighted average remaining term (years) (excluding credit facility)	5.4

Debt maturing	$1,301,311	$192,068	$55,533	$308,703	$313,729	$10,878	$420,400
Weighted average interest rate expiring	3.5%	2.3%	3.3%	2.6%	3.9%	4.5%	4.6%

Debt maturing (excluding credit facility)	$816,311	$12,068	$55,533	$3,703	$313,729	$10,878	$420,400
Weighted average interest rate expiring	4.2%	3.9%	3.3%	4.4%	3.9%	4.5%	4.6%
_________________________

(1)
The Company has, subject to certain conditions as outlined in its credit facility, the option to extend the maturity date of the revolving portion of its credit facility from August 2016 to August 2018.

Note: All but two of our properties not otherwise subject to mortgage loans collateralize the borrowing base of our Credit Facility and have mortgages recorded for that purpose.

New York REIT, Inc.

Square Footage Summary

As of December 31, 2015	Total	Manhattan	Brooklyn	Queens
Total square feet by property type:
Office	2,779,259	2,749,768	29,491	—
Retail (1)	328,101	260,429	57,905	9,767
Hotel	128,612	128,612	—	—
Parking	120,589	120,589	—	—
Storage	17,677	17,677	—	—
Total owned square feet (end of period) (2)	3,374,238	3,277,075	87,396	9,767

% of total square feet by property type:
Office	82%	84%	34%	—%
Retail (1)	10%	8%	66%	100%
Hotel	4%	4%	—%	—%
Parking	3%	3%	—%	—%
Storage	1%	1%	—%	—%
Total owned square feet (end of period) (2)	100%	97.1%	2.6%	0.3%
_____________

(1)	Includes 105,514 square feet of stand-alone retail and 222,587 square feet of retail associated with the Company’s office portfolio.

(2)	Excludes 15,055 square foot parking garage at 416 Washington Street, which is being operated under a management agreement with a third party.

All figures above include the Company’s proportionate share of its investment in an unconsolidated joint venture.

New York REIT, Inc.

Major Tenant Summary
(dollar amounts in thousands)

Top Ten Office Tenants as a % of Total Annualized Cash Rent		Property	Total Square Feet	Annualized Cash Rent	% of Annualized Cash Rent
1	Cravath, Swaine & Moore, LLP	One Worldwide Plaza	301,779	$29,273	16.0%
2	Nomura Holding America Inc.	One Worldwide Plaza	400,934	19,330	10.6%
3	Twitter, Inc.	245-249 West 17th Street	214,666	14,842	8.1%
4	Macy's, Inc.	1440 Broadway	203,196	11,064	6.1%
5	The Segal Company (Eastern States) Inc.	333 West 34th Street	144,307	8,701	4.8%
6	Spring Studios New York LLC	50 Varick Street	158,574	7,623	4.2%
7	Metropolitan Transportation Authority (MTA)	333 West 34th Street	130,443	4,079	2.2%
8	Advance Magazine	1440 Broadway	72,194	3,594	2.0%
9	Liz Claiborne, Inc.	1440 Broadway	67,213	3,193	1.7%
10	Red Bull North America, Inc.	218 West 18th Street	41,642	2,745	1.5%
	Total top ten office tenants		1,734,948	$104,444	57.2%

Top Ten Retail Tenants as a % of Total Annualized Cash Rent		Property	Total Square Feet	Annualized Cash Rent	% of Annualized Cash Rent
1	Room & Board, Inc.	245-249 West 17th Street	60,161	$4,658	2.6%
2	Sam Ash New York Megastores, LLC	333 West 34th Street	29,688	1,446	0.8%
3	Dodger Stage Holding Theatricals, Inc.	One Worldwide Plaza	27,841	1,217	0.7%
4	TD Bank, N.A.	One Jackson Square	4,158	1,145	0.6%
5	Duane Reade	Duane Reade	9,767	1,094	0.6%
6	Burberry Limited	367-387 Bleecker Street	4,726	1,050	0.6%
7	Early Bird Delivery Systems LLC, d/b/a Urban Express	229 West 36th Street	20,132	1,012	0.6%
8	99th Avenue Holdings, LLC	One Worldwide Plaza	17,233	880	0.5%
9	JPMorgan Chase Bank, N.A.	1100 Kings Highway	6,385	814	0.4%
10	The Dress Barn, Inc.	1100 Kings Highway	14,200	780	0.4%
	Total top ten retail tenants		194,291	$14,096	7.8%

New York REIT, Inc.

Tenant Industry Concentration

% of Annualized Cash Rent
Technology, Advertising, Media & Information ("TAMI")	22%
Retail	18%
Legal Services	17%
Finance, Insurance, Real Estate	14%
Professional Services	13%
Consumer Goods	3%
Education	3%
Food and Beverage	3%
Government	2%
Health Services	2%
Parking	2%
Other	1%
100%

New York REIT, Inc.

Lease Expirations — Next Five Years

	Total	2016	2017	2018	2019	2020	Thereafter
Combined:(1)
Leases expiring	137	10	17	17	6	8	79
Expiring Annualized Cash Rent (in thousands)(2)(3)	$214,905	$6,488	$7,296	$9,440	$1,238	$6,153	$184,290
Expiring square feet(3)	3,096,255	102,541	106,379	159,320	32,077	83,945	2,611,993
% of total square feet expiring	100.0%	3.3%	3.4%	5.1%	1.0%	2.7%	84.5%

Annualized Cash Rent per square foot(2) (3)	$69.41	$63.28	$68.58	$59.25	$38.62	$73.30	$70.56

Consolidated properties:
Leases expiring	103	7	16	13	5	7	55
Expiring Annualized Cash Rent (in thousands)(2)(3)	$142,792	$6,436	$6,284	$9,096	$1,227	$5,805	$113,944
Expiring square feet(3)(4)	2,094,428	102,394	89,959	157,487	32,077	82,800	1,629,711
% of total square feet expiring	100.0%	4.9%	4.3%	7.5%	1.5%	4.0%	77.8%

Annualized Cash Rent per square foot(2) (3)(4)	$68.18	$62.86	$69.85	$57.75	$38.27	$70.10	$69.92

Unconsolidated joint ventures:
Leases expiring	34	3	1	4	1	1	24
Expiring Annualized Cash Rent (in thousands)(2)(4)	$72,113	$52	$1,012	$344	$11	$348	$70,346
Expiring square feet(5)	1,001,827	147	16,420	1,833	—	1,145	982,282
% of total square feet expiring	100.0%	—%	1.6%	0.2%	—%	0.1%	98.1%

Annualized Cash Rent per square foot(2)(4)	$71.98	$354.97	$61.61	$187.58	$—	$304.17	$71.61
_________________

(1)	Combined reflects 100% of consolidated properties plus the Company’s pro rata share of unconsolidated properties.

(2)	Expiring Annualized Cash Rent represents contractual cash base rents at the time of lease expiration and reimbursements from tenants, excluding electric reimbursements and free rent.

(3)	Excludes 122,896 square feet of the hotel (which excludes 5,716 square feet leased to the hotel restaurant tenant). Total vacant square footage at December 31, 2015 was 155,087 square feet.

(4)	Reflects the Company's pro rata share of its unconsolidated joint venture.

New York REIT, Inc.

Lease Expirations — Quarterly Through 2016

	Q1 2016(1)	Q2 2016		Q3 2016	Q4 2016
Combined:(2)
Leases expiring	1	3		3	3
Expiring Annualized Cash Rent (in thousands)(3)	$6	$3,921		$1,057	$1,505
Expiring square feet	—	72,986		23,353	6,202
% of total square feet expiring	—%	2.4%		0.8%	0.2%

Annualized Cash Rent per square foot(3)	$—	$53.72		$45.26	$242.66

Consolidated properties:
Leases expiring	—	2		2	3
Expiring Annualized Cash Rent (in thousands)(3)	$—	$3,907		$1,024	$1,505
Expiring square feet	—	72,986		23,206	6,202
% of total square feet expiring	—%	3.5%		1.1%	0.3%

Annualized Cash Rent per square foot(3)	$—	$53.53		$44.14	$242.66

Unconsolidated joint ventures:
Leases expiring	1	1	(1)	1	—
Expiring Annualized Cash Rent (in thousands)(3)(4)	$6	$14	(1)	$33	$—
Expiring square feet(4)	—	—		147	—
% of total square feet expiring	—%	—%		—%	—%

Annualized Cash Rent per square foot(3)	$—	$—		$222.65	$—
_________________

(1)	Reflects an expiring antenna lease with no square footage associated.

(2)	Combined reflects 100% of consolidated properties plus the Company’s pro rata share of unconsolidated properties.

(3)	Expiring Annualized Cash Rent represents contractual cash base rents at the time of lease expiration and reimbursements from tenants, excluding electric reimbursements and free rent.

(4)	Reflects the Company's pro rata share of its unconsolidated joint venture.

New York REIT, Inc.

Leasing Activity

	Q4 2015	Q3 2015	Q2 2015	Q1 2015		Q4 2014
Leasing activity:
Leases executed	5	1	7	1		2
Total square feet leased	129,889	2,811	185,247	22,185		21,868
Company's share of square feet leased	125,727	2,811	114,548	22,185		21,868
Initial rent	$62.14	$158.42	$56.51	$157.76		$58.31
Weighted average lease term (years)	4.2	10	12.9	15.5		7.7

Replacement leases:(1)
Replacement leases executed	4	—	3	1		1
Square feet	123,002	—	30,579	5,058	(2)	8,364

Cash basis:
Initial rent	$67.09	$—	$48.70	$356.79		$53.97
Prior escalated rent (3)	$54.62	$—	$36.64	$250.90		$45.99
Percentage increase	23%	—%	33%	42%		17%

GAAP basis:
Initial rent	$69.61	$—	$51.75	$381.19		$61.88
Prior escalated rent (3)	$54.66	$—	$40.69	$249.32		$43.67
Percentage increase	27%	—%	27%	53%		42%

Tenant improvements on replacement leases per square foot(4)	$17.40	$—	$98.62	$78.88		$17.00
Leasing commissions on replacement leases per square foot(4)	$11.92	$—	$31.61	$178.40		$20.82
_______________

(1)	Replacement leases are for spaces that were leased during the period and also have been leased at some time during the prior twelve months.

(2)	This tenant leased multiple floors and the 5,058 square feet of replacement leasing represents the space that was not previously vacant and was comparable retail space.

(3)	Prior escalated rent is calculated as total annualized income less electric charges. It includes base rent, excluding recoveries.

(4)	Presented as if tenant improvements and leasing commissions were incurred in the period in which the lease was signed, which may be different than the period in which these amounts were actually paid.

New York REIT, Inc.

Tenant Improvements, Leasing Commissions and Capital Expenditures
(in thousands)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
Capital expenditures (accrual basis):(1)
First generation tenant improvements	$3,449	$9,175	$3,994	$8,196	$6,270
First generation leasing commissions	695	620	3,312	—	1,362
First generation building improvements	2,828	1,594	1,289	579	4,487
Total first generation tenant improvements, leasing commissions and capital expenditures	$6,972	$11,389	$8,595	$8,775	$12,119

Second generation tenant improvements	$43	$—	$—	$—	$102
Second generation leasing commissions	194	12	3	3	110
Second generation building improvements	962	201	51	9	—
Total second generation tenant improvements, leasing commissions and capital expenditures	1,199	213	54	12	212
Total tenant improvements, leasing commissions and capital expenditures	$8,171	$11,602	$8,649	$8,787	$12,331
____________

(1)	Amounts incurred presented on a combined basis, including our pro rata share of our unconsolidated joint venture.

New York REIT, Inc.
Property Table

Property	Ownership	Rentable Square Feet(1)	Percent Occupied(2)	Annualized Cash Rent (in thousands)	Annualized Cash Rent Per Square Foot	Number of Leases
Manhattan Office Properties - Office
Design Center	100.0%	81,082	100.0%	$4,130	$50.94	17
416 Washington Street	100.0%	1,565	100.0%	58	37.10	1
256 West 38th Street	100.0%	89,763	66.7%	2,418	40.38	9
229 West 36th Street	100.0%	129,436	90.3%	5,179	44.33	7
218 West 18th Street	100.0%	165,670	100.0%	9,337	56.36	7
50 Varick Street	100.0%	158,574	100.0%	7,623	48.07	1
333 West 34th Street	100.0%	317,040	100.0%	14,402	45.43	3
1440 Broadway	100.0%	711,800	84.7%	32,854	54.47	11
One Worldwide Plaza	48.9%	878,614	100.0%	58,485	66.57	9
245-249 West 17th Street	100.0%	214,666	100.0%	14,842	69.14	1
Manhattan Office Properties - Office Total		2,748,210	94.5%	149,328	57.50	66

Manhattan Office Properties - Retail
256 West 38th Street	100.0%	27,280	100.0%	1,179	43.22	3
229 West 36th Street	100.0%	20,132	100.0%	1,012	50.28	1
333 West 34th Street	100.0%	29,688	100.0%	1,446	48.72	1
1440 Broadway	100.0%	37,619	95.5%	5,004	139.27	7
One Worldwide Plaza	48.9%	123,213	100.0%	5,009	40.65	20
245-249 West 17th Street	100.0%	66,628	100.0%	5,552	83.33	3
Manhattan Office Properties - Retail Total		304,560	99.4%	19,202	63.40	35
Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		3,052,770	95.0%	$168,530	$58.12	101
__________________

(1)
Does not include 128,612 square feet at the Viceroy Hotel, antenna leases at Worldwide Plaza or 15,055 square feet at the garage at 416 Washington Street, which is being operated under a management contract with a third party. Includes pro rata share of our investment in Worldwide Plaza.

(2)	Inclusive of leases signed but not yet commenced.

New York REIT, Inc.
Property Table (continued)

Property	Ownership	Rentable Square Feet(1)	Percent Occupied(2)	Annualized Cash Rent (in thousands)	Annualized Cash Rent Per Square Foot	Number of Leases
Manhattan Stand Alone Retail
367-387 Bleecker Street	100.0%	9,724	100.0%	$2,733	$281.02	5
33 West 56th Street (garage)	100.0%	12,856	100.0%	460	35.81	1
416 Washington Street	100.0%	7,436	100.0%	469	63.12	2
One Jackson Square	100.0%	8,392	100.0%	1,676	199.72	4
350 West 42nd Street	100.0%	42,774	100.0%	1,769	41.36	4
350 Bleecker Street	100.0%	14,511	84.6%	733	59.68	2
Sub-Total/Weighted Average Manhattan Stand Alone Retail		95,693	97.7%	7,840	83.89	18

Outer-Borough Properties
Foot Locker	100.0%	6,118	100.0%	497	81.14	1
Duane Reade(3)	100.0%	9,767	100.0%	1,094	112.02	1
1100 Kings Highway	100.0%	61,318	100.0%	2,807	45.78	5
1623 Kings Highway(3)	100.0%	19,960	100.0%	1,132	56.71	3
Sub-Total/Weighted Average Outer-Borough Properties		97,163	100.0%	5,530	56.91	10
Portfolio Total		3,245,626	95.2%	$181,900	$58.86	129
__________________

(1)
Does not include 128,612 square feet at the Viceroy Hotel, antenna leases at Worldwide Plaza or 15,055 square feet at the garage at 416 Washington Street, which is being operated under a management contract with a third party.

(2)	Inclusive of leases signed but not yet commenced.

(3)	Property was sold in February 2016.

New York REIT, Inc.
Selected Viceroy Hotel Metrics

	Year Ended December 31,			Quarterly
	2015	2014	% Change	Q4 2015	Q4 2014	% Change
Average occupancy	80.5%	68.8%	17.0%	84.2%	77.2%	9.1%
Average daily rate	$343.76	$351.04	(2.1)%	$383.24	$402.46	(4.8)%
REVPAR	$276.70	$241.39	14.6%	$322.75	$310.72	3.9%
NOI (in thousands)	$759	$(994)	176.4%	$823	$690	19.3%
Cash NOI (in thousands)	$3,489	$2,905	20.1%	$1,397	$1,665	(16.1)%

New York REIT, Inc.

Definitions

Definitions
This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K as well as other documents filed with or furnished to the SEC from time to time.
Adjusted Cash NOI
Adjusted Cash NOI is Cash NOI (as defined below) after eliminating the effects of free rent.
Adjusted funds from operations (AFFO)
AFFO is Core FFO, excluding certain income or expense items that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights and gains and losses on investments. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, equity-based compensation expenses, amortization of deferred financing costs and straight-line rent from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the Company or require capital resources of the Company. We exclude certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted, if applicable. Furthermore we include certain cash inflows and outflows that are reflective of operating activities including preferred returns on joint ventures, second generation tenant improvements and leasing commissions (included in the period in which the lease commences) and recurring capital expenditures. We also include items such as free rent credits paid by sellers because these funds are paid to us during the free rent period and therefore improve our liquidity and ability to pay dividends.
Although our AFFO may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash dividends to stockholders. In addition, we believe that to further understand our liquidity, AFFO should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. AFFO does not represent cash generated from operating activities determined in accordance with GAAP, and AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.
Annualized Cash Rent
Cash rent at the end of the reporting period, including operating expense reimbursements, excluding electric. Real estate tax reimbursements are typically multiplied by two because they are paid semi-annually. Free rent periods are excluded from annualized cash rent.
Cash net operating income (Cash NOI)
NOI, presented on a cash basis, which is NOI after eliminating the effects of straight-lining of rent and fair value lease revenue.
Core funds from operations (Core FFO)
Core FFO is FFO, excluding acquisition and transaction related costs and certain other costs that management deems to be non-core to our business. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our business plan to generate operational income and cash flows in order to make dividends to investors. In evaluating investments in real estate, management differentiates the costs to acquire the investment from the operations derived from the investment. By excluding expensed acquisition costs, management believes Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties.

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)
Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization, acquisition and transaction-related expenses and other non-cash items, including our pro rata share of investments in unconsolidated joint ventures. We believe Adjusted EBITDA is an appropriate measure of our ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs. Adjusted EBITDA is adjusted to include our pro rata share of Adjusted EBITDA from unconsolidated joint ventures.
Effective interest rate
The annualized rate, on a 365-day basis, at which interest expense is recorded per the respective loan documents, excluding the impact of the amortization of any debt discounts/premiums and deferred financing costs. For instance, the stated interest rate in a loan agreement may be based on a 360 day year. Therefore, the effective interest rate would be the stated rate divided by 360 x 365 days in the year.
First generation building improvements
Capital expenditures on first generation space, as defined below, that are not tenant improvement or leasing commission related.
First generation space
Space that is vacant at acquisition or space that was not consistent with the Company’s operating standards.
First generation tenant improvements and leasing commissions
Tenant improvements and leasing commissions incurred on first generation space as defined above.
Funds from operations (FFO)
Pursuant to the revised definition of funds from operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate funds from operations (FFO), by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash dividends. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.
LTIP units
Long-term Incentive Plan units of the OP (defined below) issued in connection with the 2014 Advisor Multi-Year Outperformance Agreement.

Net operating income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, less discontinued operations, plus corporate general and administrative expense, acquisition and transaction costs, depreciation and amortization and interest expense, income from unconsolidated joint ventures, interest, other non-cash items and other income and gains from investments in securities. NOI is adjusted to include our pro rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income, as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make dividends.
OP
New York Recovery Operating Partnership, L.P., a Delaware Limited Partnership.
OP units
Limited partnership units of the OP
Replacement leases
Leases signed during the current period for space that had been previously leased at any point during the previous twelve months.
Prior escalated rent
Cash rent at expiration of the lease, including real estate tax and other operating expense reimbursements, multiplied by twelve.
Second generation capital expenditures
Represents building investments to maintain current revenues. These capital expenditures which may occur on a regular basis, may relate to repairs and maintenance that extend the useful life of an asset and are therefore capitalized. These costs are included in our calculation of AFFO.
Second generation space
Any space that is not first generation space.
Second generation tenant improvements and leasing commissions
Tenant improvements, leasing commissions, and other leasing costs incurred during leasing of second generation space.
Stated interest rate
The rate at which interest expense is recorded per the respective loan documents, excluding the impact of the amortization of any debt discounts/premiums and deferred financing costs.

New York REIT, Inc.

Management/Board of Directors

Executive Management Team		Board of Directors
Michael A. Happel	Chief Executive Officer	Randolph C. Read	Non-Executive Chairman of the Board of Directors
	and President	President and Chief Executive Officer
Nevada Strategic Credit Investments, LLC
Nicholas Radesca	Interim Chief Financial Officer,
Treasurer and Secretary
		P. Sue Perrotty	Independent Director, Audit Committee Chair, Nominating and Corporate Governance Committee Chair
Patrick O'Malley	Chief Investment Officer	President and Chief Executive Officer
AFM Financial Services

		William M. Kahane	Director
Former Chief Executive Officer
RCS Capital Corp.

		Robert H. Burns	Independent Director, Compensation Committee Chair
Former Chairman and Chief Executive Officer
Regent International Hotels

		Keith Locker	Independent Director
CEO, Inlet Capital
Former Chair and Director, Sunstone Hotel Investors, Inc

		James Nelson	Independent Director, Conflicts Committee Chair
Director
Icahn Enterprises GP
Company Information
Address:	405 Park Avenue, 14th floor
New York, NY 10022
Phone:	212-415-6500
Website:	www.nyrt.com